Exhibit 10.26AV

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTY-FIFTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fifty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG makes each of Order Account Audit tool (“OAAT”), Electronic Trackable Appointments (“ETA”) Services, Price Lock Guarantee (“PLG”) Contract Management System, and IntelligentHome Order Entry Enhancement available to Customer; and

WHEREAS, CSG and Customer acknowledge and agree CSG continues to provide to Customer, and Customer continues to consume OAAT; and

WHEREAS, CSG and Customer acknowledge and agree, Customer has determined it will no longer consume ETA and PLG Contract Management System; and

WHEREAS, CSG and Customer acknowledge and agree hardware, maintenance and support for ETA Services and PLG have been reallocated in support of increasing OAAT usage; and

WHEREAS, CSG and Customer agree to amend the Agreement to reflect the reallocation of fees related to ETA Services, PLG Contract Management System, IntelligentHome Order Entry Enhancement and OAAT in Schedule F of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined below).

1. Upon execution of this Amendment by CSG and Customer, the parties agree to amend the fees relating to OAAT, ETA Services, PLG Contract Management System and IntelligentHome Order Entry Enhancement.

2. The Parties agree to amend the Agreement as follows:

Exhibit 10.26AV

(a) Schedule F, “Fees,” Section 1, “CSG Services,” Subsection X, “Custom Implementations Services,” subsection “I. Electronic Trackable Appointments Service” including Notes thereto, shall be deleted in its entirety and replaced as follows:

I. Reserved

(b) Schedule F, “Fees,” Section 1, “CSG Services,” Subsection X, “Custom Implementation Services,” subsection “H. Price Lock Guarantee (PLG) Contract Management System (Note 1)” including Notes thereto, shall be deleted in its entirety and replaced as follows:

H. Reserved

(c) Schedule F, “Fees,” Section 1, “CSG Services,” Section X, “Custom Implementation Services” subsection “L. IntelligentHome Order Entry Enhancement (Note 1),” shall be amended as follows:

The final sentence of Note 3 shall be deleted in its entirety.

(d) Schedule F, “Fees,” Section 1, “CSG Services,” Section X, “Custom Implementation Services,” subsection “G. CSG Order Account Audit Tool (“OAAT Note 1)” including Notes thereto, shall be deleted in its entirety and replaced as follows:

G. CSG Order Account Audit Tool (“OAAT”)

Description of Item/Unit of Measure	Frequency	Fee
1. OAAT Production Implementation Fees	[********]	[*****]
2. Recurring [******* ****]
a. Production Environment Support Fees (Note 1)	[*******]	$[*********]
b. Hosting Server Fees (Note 2)	[*******]	$[*********]

Note 1: Production support will be limited [** *** ******* ************ (***) ***** per ***** (the “******* ********** *********** ******* *****”). The ******* Production Support Fee covers *************** *******, ********* ********* ********** *********, ********* ******** ******** ********, **** ********* ****** *******, and **** ******** *******. Production support also includes, but is not limited to, ********* **** ** ******* **** ******* ***** **** ****** including ******* ** **** ******** ** *** *** ** *** ********, *********, products, or *********** ************* *******]. Additional fees at the then-current Technical Services hourly rate will apply for hours exceeding the [******* Production Environment Support ***** and will be set forth in a separate mutually agreed upon Statement of Work.

Note 2: Includes ***** (*) virtual servers and *** (*)] redundant database servers.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: Charter Communications, Inc., its Manager
By: Ganesh Palaniappan	By: /s/ Gregory L. Cannon
Title: SVP	Title: Chief Legal Officer
Name: Ganesh Palaniappan	Name: Gregory Cannon
Date: Aug 6, 2021	Date: Aug 6, 2021